Shareholders' Equity - Schedule Of Tax Effects Allocated To Each Components Of Other Comprehensive Income Loss (Detail) - USD ($) $ in Millions	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Accumulated Unrealized Loss On Afs Debt Securities [Abstract]
Other income/ (loss), net	$ 7.6	$ (42.5)	$ (3.7)
Income before tax	7.6	(42.5)	(3.7)
Total reclassification out of AOCI	$ 7.6	$ (42.5)	$ (3.7)